INCOME TAXES	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 13 – INCOME TAXES

The Company’s tax provision and the resulting effective tax rate for interim periods is determined based upon its estimated annual effective tax rate adjusted for the effect of discrete items arising in that quarter. The Company recorded an income tax expense (benefit) of $0 and ($527) during the three months ended March 31, 2023 and 2022, respectively. The effective tax rate differs from the U.S. statutory tax rate primarily due to the valuation allowances on the Company’s deferred tax assets as it is more likely than not that some or all the Company’s deferred tax assets will not be realized. The Company’s policy is to recognize interest and penalties associated with uncertain tax benefits as part of the income tax provision and include accrued interest and penalties with the related income tax liability on the Company’s condensed consolidated balance sheets. The Company has not recognized any interest and penalties in its condensed consolidated statements of operations, nor has it accrued for or made payments for interest and penalties.

Note 9 - INCOME TAXES

The income tax expense consists of the following items:

	2022	2021
Current	$(257)	$1,489
Deferred	(452)	122
Total tax expense	$(709)	$1,611

Components of deferred tax assets (liabilities) are as follows:

	2022	2021
Deferred tax assets:
Lease liability	$1,071	$1,221
Stock based compensation	139	35
Accrued expenses	506	-
Allowance for bad debt	75	59
Research and development credit	200	-
Fixed assets and intangibles	25	-
Interest expense	1,595	-
Prepaid expenses	960	-
Net Operating Loss	3,727	-
Inventory (Sec. 263A)	62	45
Deferred tax asset	$8,360	$1,360

Deferred tax liabilities:
Right of Use Asset	$1,036	$1,207
Fixed assets and intangibles	-	606
Deferred tax liability	$1,036	$1,813
Net deferred tax asset (liability)	$7,324	$(453)
Valuation Allowance	(7,324)	-
Net deferred tax asset	$-	$(453)

Reconciliation between the effective tax rate on income from continuing operations and the statutory rate for the years ended December 31, 2022 and 2021, are as follows:

	2022		2021
	Tax	Percentage	Tax	Percentage
Book income (loss) before taxes	$(8,459)	21.00%	$1,249	21.00%
Permanent differences (transaction costs)	2,185	(5.42)%	-	-
Permanent differences (warrants)	(1,144)	2.84%	-	-
Permanent differences (other -other than tax)	458	(1.14)%	188	3.16%
State taxes, net	(722)	1.79%	128	2.15%
Deferred true-up	(288)	0.71%	56	0.94%
Research and development credits	(200)	0.50%
Uncertain tax positions	128	(0.32)%	(19)	(0.32)%
Other	9	(0.02)%	9	0.15%
Change in valuation allowance	7,324	(18.18)%	-	-
Total	$(709)		$1,611
Effective tax rate		1.76%		27.08%

The tax returns of the Company are open for three years form the date of filing. At the report date, the statute of limitations for federal and state tax returns are open for the Company for 2019, 2020 and 2021.

Under the provisions of the Internal Revenue Code, the net operating loss and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Net operating loss and tax credit carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50 percent, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has not yet evaluated if section 382 was triggered.

Subject to the limitations described below, as of December 31, 2022, the Company had federal net operating loss carryforwards of approximately $16,140, available to reduce future taxable income which do not expire, but are limited to 80% utilization against taxable income. As of December 31, 2022, the Company had state net operating loss carryforwards of approximately $6,747, available to reduce future taxable income, which start to expire in 2037. The Company also had research and development credits of $200 as of December 31, 2022 to offset future federal income taxes, which are set to expire in 2042.

DRAGONFLY ENERGY HOLDINGS CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Management of the Company evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets and determined that it is more likely than not that the Company will not recognize the benefits of the deferred tax assets. As a result, a full valuation allowance was recorded as of December 31, 2022. The valuation allowance as of December 31, 2022 was $7,324, primarily due to the company entering into a 3 year cumulative loss position and no expectation of income for the year ended December 31, 2023.

As part of the Tax Cuts and Jobs Act that was enacted in December of 2017, taxpayers are required to capitalize research and development expenses and amortize them over five years if the expense is incurred in the US and over fifteen years if incurred in a foreign jurisdiction. The effective date for that provision is for tax years beginning on or after January 1, 2022. The new capitalization requirement increased deferred tax assets related to research and development expenses and decreased taxable loss in the current year, both of which were offset by a full valuation allowance.

The roll-forward of the Company’s gross uncertain tax positions is as follows:

Gross Uncertain Tax Position
Balance January 1, 2021	$19
Additions for current year tax positions	-
Reductions for prior year tax positions	(19)
Balance- December 31, 2021	-
Additions for current year tax positions	128
Balance- December 31, 2022	$128

The Company’s total uncertain tax positions increased during the year ended December 31, 2022 as a result of a reserve established on federal research and development credits generated in the current year. None of the uncertain tax positions that, if realized, would affect the Company’s effective tax rate in future periods due to a valuation allowance provided against the Company’s net deferred tax assets.